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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 2, 2002

                                   DYNEGY INC.
             (Exact Name of Registrant as Specified in its Charter)

           Illinois                    1-15659                   74-2928353
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

                           1000 Louisiana, Suite 5800
                              Houston, Texas 77002
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (713) 507-6400

                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

On December 2, 2002, Dynegy Inc. ("Dynegy" or the "Company") issued a press release announcing that Nick J. Caruso, a former Shell Oil Company executive, has been named Dynegy's executive vice president and chief financial officer effective immediately. In this capacity, Mr. Caruso will be responsible for Dynegy's financial affairs, including treasury, tax, investor relations, risk management, internal audit, and lender and credit rating agency relationships. Dynegy also announced certain other organizational changes in finance and accounting. A copy of Dynegy's December 2nd press release is attached hereto as exhibit 99.1 and is incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

a) Financial Statements of Business Acquired - Not Applicable.

b) Pro Forma Financial Information - Not Applicable.

c) Exhibits:

        99.1  Press release of Dynegy Inc. dated December 2, 2002.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DYNEGY INC.

                                   BY:   /s/ Keith R. Fullenweider
                                         ---------------------------------------
                                         Keith R. Fullenweider
                                         Senior Vice President, Deputy General
                                         Counsel and Secretary

Dated:  December 3, 2002